Shareholders' Equity (Schedule of fair value assumptions) (Details)		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024
Stockholders' Equity Note [Abstract]
Dividend yield		0.00%	0.00%
Expected volatility		62.11%	55.00%
Risk-free interest rate		3.67%	3.50%
Expected life (years)	[1]	4 years	4 years
Vesting period (years)		1 year	1 year

[1]	Expected life for the periods presented was determined according to the simplified method. The Company determined that the simplified method is appropriate due to substantial changes in vesting periods of options granted which cause existing historical experience to be irrelevant to expectations for current grants.